UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

DYNAMICS RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	000-02479	042-2211809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Frontage Road
Andover, MA 01810
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 475-9090

N/A
(former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-16.1 LETTER FROM KPMG TO SEC

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated November 13, 2003 of Dynamics Research Corporation to include, as an Exhibit to the Current Report on Form 8-K, a letter from KPMG LLP (“KPMG”) to the Securities and Exchange Commission dated November 24, 2003.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION (Registrant)

	By:	/s/ David Keleher

David Keleher

Date: November 25, 2003		Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Name	Location

16.1	Letter from KPMG LLP to the Securities and Exchange Commission	Filed herewith